BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund” or “International Fund”)

SUPPLEMENT DATED DECEMBER 28, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2012

Effective January 1, 2013, the following changes are made to the Fund’s Statement of Additional Information to provide that James Bristow, CFA, and Gareth Williams will serve as co-portfolio managers of the Fund:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

James Bristow, CFA and Gareth Williams are the portfolio managers of Master International Portfolio and are jointly and primarily responsible for the day-to-day management of Master International Portfolio’s portfolio.

The subsection entitled “Other Funds and Accounts Managed — International Fund” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2011.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Bristow, CFA	0	8	12	0	0	0
	$0	$1.26 Billion	$3.89 Billion	$0	$0	$0
Gareth Williams	1	3	5	0	0	0
	$148.1 Million	$248.2 Million	$722.2 Million	$0	$0	$0

The chart following the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted with respect to International Fund and replaced with the following:

Portfolio Manager(s)	Funds Managed	Applicable Benchmarks
James Bristow	International Fund	MSCI World MSCI ACWI MSCI EAFE MSCI ACWI ex-U.S.

Gareth Williams	International Fund	MSCI EAFE MSCI ACWI ex-U.S.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted and replaced with the following:

Messrs. Bristow and Landers have each received long-term incentive awards.

The last sentence in the second paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted and replaced with the following:

Messrs. Bristow and Shah are eligible to participate in these plans.

The subsection entitled “Fund Ownership” is deleted with respect to International Fund and replaced with the following:

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of October 31, 2011.

Portfolio Manager	Fund Managed	Dollar Range
James Bristow	International Fund	None
Gareth Williams	International Fund	None

The last two sentences in the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted and replaced with the following:

It should also be noted that Messrs. Bristow and Shah may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow and Shah may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-13989-1212SUP